UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 20, 2021

Perrigo Company plc

(Exact name of registrant as specified in its charter)

Commission file number 001-36353

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

The Sharp Building, Hogan Place, Dublin 2, Ireland D02 TY74

+353 1 7094000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares	PRGO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on September 8, 2021, Perrigo Company plc (the “Company”) and Habsont Unlimited Company, a wholly owned subsidiary of the Company (the “Purchaser”), entered into a Put Option Agreement (the “Put Option Agreement”) with funds affiliated with Astorg Partners and the private equity arm of Goldman Sachs and certain other parties thereto (collectively, the “Sellers”).

Pursuant to the Put Option Agreement, following completion of the works council consultation process required under French law, the Sellers exercised their put option right under the Put Option Agreement and, on October 20, 2021, the Company, the Purchaser and the Sellers entered into a Securities Sale Agreement in the form previously agreed by the parties (the “Purchase Agreement”). Pursuant to the terms and subject to the conditions set forth in the Purchase Agreement, the Purchaser has agreed to acquire certain holding companies holding all of the outstanding equity interests of Héra SAS (“HRA”) from the Sellers for cash. The transaction values HRA at approximately €1.8 billion, or approximately $2.1 billion as of the date of the Put Option Agreement, on an enterprise value basis and using a lockbox mechanism set forth in the Purchase Agreement.

The closing of the transaction is subject to customary closing conditions, including, among others, obtaining required antitrust clearances and a foreign investment authorization from the French Ministry of Economy (together, the “Regulatory Conditions”). The Purchase Agreement provides termination rights for the parties, including in the event closing of the transaction has not occurred prior to March 8, 2022 at 8:00 pm CET (subject to automatic extensions to June 8, 2022 and September 8, 2022 in certain circumstances), subject to certain exceptions. In the event the Purchase Agreement is terminated in specified circumstances relating to the failure of the Regulatory Conditions to be satisfied, then the Sellers will have the right to receive from the Purchaser a termination fee of €100 million, or approximately $119 million as of the entry into the Put Option Agreement.

The Purchase Agreement contains (a) representations and warranties and (b) covenants, including regarding the operation of HRA from the entry into the Put Option Agreement through the closing of the transaction, as well as indemnification rights, including with respect to (i) certain breaches of such representations and warranties and covenants and (ii) certain “leakage” from the lockbox mechanism as more specifically set forth in the Purchase Agreement. In addition, in connection with the entry into the Put Option Agreement, the Purchaser entered into a management warranty agreement with certain of the Sellers who are members of HRA’s management containing certain additional representations and warranties related to HRA’s business.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement. A copy of the Purchase Agreement is attached hereto as Exhibit 2.1, and the terms of the Purchase Agreement are incorporated herein by reference. The Purchase Agreement contains representations, warranties and covenants that the respective parties made to each other as of the dates specified therein. The assertions embodied in those representations, warranties and covenants were made, or will be made, for purposes of the contracts among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreements. The representations, warranties and covenants in the Purchase Agreement are also modified in important part by the related schedules thereto which are not filed publicly and which may be subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. The Company does not believe that these schedules contain information that is material to an investment decision. Investors are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective affiliates.

ITEM 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

2.1*	Securities Sale Agreement, dated as of October 20, 2021, by and among Perrigo Company plc, Habsont Unlimited Company and certain other parties set forth therein

104	Cover Page Interactive Data file (embedded within the Inline XBRL document)

*

The Company has omitted schedules and other similar attachments to such agreement pursuant to Item 601(b) of Regulation S-K. The Company will furnish a copy of such omitted document to the SEC upon request.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are “forward-looking statements.” These statements relate to future events or the Company’s future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “forecast,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or the negative of those terms or other comparable terminology. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company’s control, including: the effect of the novel coronavirus (COVID-19) pandemic and the associated supply chain impacts on the Company’s business; general economic, credit, and market conditions; future impairment charges; customer acceptance of new products; competition from other industry participants, some of whom have greater marketing resources or larger market shares in certain product categories than the Company does; pricing pressures from customers and consumers; resolution of uncertain tax positions, including the Company’s appeal of the draft and final Notices of Proposed Assessment (“NOPAs”) issued by the U.S. Internal Revenue Service and the impact that an adverse result in any such proceedings would have on operating results, cash flows, and liquidity; pending and potential third-party claims and litigation, including litigation relating to the Company’s restatement of previously-filed financial information and litigation relating to uncertain tax positions, including the NOPAs; potential impacts of ongoing or future government investigations and regulatory initiatives; potential costs and reputational impact of product recalls or sales halts; the impact of tax reform legislation and healthcare policy; the timing, amount and cost of any share repurchases; fluctuations in currency exchange rates and interest rates; the success of the sale of the Rx business, including the ability to achieve the expected benefits thereof and the risk that potential costs or liabilities incurred or retained in connection with the transaction may exceed the Company’s estimates or adversely affect the Company’s business or operations; the consummation and success of the proposed acquisition of HRA and the ability to achieve the expected benefits thereof, including the risk that the parties fail to obtain the required regulatory approvals or to fulfill the other conditions to closing on the expected timeframe or at all, the occurrence of any other event, change or circumstance that could delay the transaction or result in the termination of the securities sale agreement or the risks that Company’s synergy estimates are inaccurate or that the Company faces higher than anticipated integration or other costs in connection with the proposed acquisition; the consummation and success of other announced acquisitions or dispositions, and the Company’s ability to realize the desired benefits thereof; and the Company’s ability to execute and achieve the desired benefits of announced cost-reduction efforts and strategic and other initiatives. An adverse result with respect to the Company’s appeal of any material outstanding tax assessments or pending litigation, including securities or drug pricing matters, could ultimately require the use of corporate assets to pay such assessments, damages from third-party claims, and related interest and/or penalties, and any such use of corporate assets would limit the assets available for other corporate purposes. These and other important factors, including those discussed under “Risk Factors” in the Company’s Form 10-K for the year ended December 31, 2020, as well as the Company’s subsequent filings with the United States Securities and Exchange Commission, may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements in this Current Report on Form 8-K are made only as of the date hereof, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)
PERRIGO COMPANY PLC

	By:	/s/ Todd W. Kingma
Dated: October 21, 2021		Todd W. Kingma
Executive Vice President, General Counsel and Secretary